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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                    FORM 8-K


                                      FOR


                          SOUTHERN MINERAL CORPORATION


                              a Nevada corporation
                   IRS Employer Identification No. 36-2068676
                             SEC File Number 0-8043



                       1201 LOUISIANA STREET, SUITE 3350
                           HOUSTON, TEXAS 77002-5609
                                 (713) 658-9444




                                January 8, 2001

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ITEM 5.  OTHER EVENTS.

          The information in the Press Release dated December 22, 2000 and attached as Exhibit 99.1 hereto is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)  Not applicable.

              (b)  Not applicable.

              (c)  Exhibits.

                   99.1  Press Release dated December 22, 2000.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOUTHERN MINERAL CORPORATION



Date: January 8, 2001           By: /s/ Michael E. Luttrell
                                    -------------------------------------
                                    Michael E. Luttrell
                                    Vice President-Finance and
                                    Chief Financial Officer

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